Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q for the three months ended March 31, 2017 of Tower International, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey Kersten, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 2, 2017

/s/ Jeffrey L. Kersten
Jeffrey L. Kersten
Chief Financial Officer